SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : September 12, 2002

                         Commission File No. 333-48544


                             HARTVILLE GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                           94-3360099
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



                7551 North Main Street, North Canton, Ohio 44720
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 305-1352
                     --------------------------------------
                            (Issuer telephone number)

                              Venturelist.com, Inc.
                                446 Mountain Oaks
                            Canyon Lake, Texas 78133
                          -----------------------------
                             Former Name and Address

This amended Form 8-K relates to the transaction on September 12, 2002 pursuant to which Hartville Group, Inc., formerly Venturelist.com, Inc. (the "Company") completed the acquisition of Hartville Equestrian, Inc., a Nevada corporation ("Hartville Equestrian"). As permitted, the original Form 8-K omitted certain financial statements of Hartville Equestrian required by Form 8-K. This amendment is filed to provide the financial statements of Hartville Equestrian as well as to modify the beneficial owner of Whiskers, Inc.

Item 1. Changes in Control of the Registrant.

     As a result of the acquisition of Hartville Equestrian, Inc., a Nevada corporation ("Hartville Equestrian"), the control of the Registrant shifted to the former shareholders of Hartville Equestrian. The following entity which is owned by Allan Staggs, now exercises control of the Registrant.

          Name                  No. of shares               Percentage
         ------                ---------------             ------------
    Whiskers, Inc.                2,000,000                    66.4%

Item 2. Acquisition of Disposition of Assets.

     On September 12, 2002, the Registrant acquired 100% of the issued and outstanding shares of Hartville Equestrian in exchange for 2,251,000 post forward split shares of the Registrant's common stock. Following the exchange, there are 3,011,244 shares of the Registrant's common stock outstanding.

Item 5. Other Events.

     The Registrant affected a 4:1 forward stock split on September 11, 2002. As a result of the acquisition of Hartville Equestrian and the change in focus of the Registrant's business, the Registrant changed its name from Venturelist.com, Inc. to Hartville Group, Inc. and changed its trading symbol to HTVL. In addition, the former directors and officers of Venturelist.com, Inc. resigned and the directors and officers of Hartville Equestrian have become the directors and officers of the Registrant. The new directors and officers are as follows:
W. Russell Smith, III-President and Director; and Robert L. Cashman-Secretary and Director.

Item 7. Financial Statements and Exhibits.

a)   Financial Statements of Acquired Company - Hartville Equestrian, Inc.

     (a)  Financial Statements of Businesses Acquired

       Independent Auditor's Report..................................       F-1
       Balance Sheet as of December 31, 2000 and December 31, 2001... F-2 - F-3 Statement of Operations for the period March 1, 2000
       (Inception) to December 31, 2000 and the year ended December
       31, 2001......................................................       F-4
       Statement of Stockholders' Equity for the period
       March 1, 2000 (Inception) through December 31, 2001...........       F-5
       Statement of Cash Flows for the period
       March 1, 2000 (Inception) to December 31, 2000 and the year ended
       December 31, 2001.............................................       F-6
       Notes to Financial Statements.................................F-7 - F-12

       Balance Sheet as of June 30, 2002 (Unaudited)................F-13 - F-14
       Statement of Operations for the period ended June 30, 2002
       (Unaudited)...................................................      F-15
       Statement of Cash Flows for the period March 1, 2000
       (Inception) to June 30, 2002 (Unaudited)......................      F-16
       Notes to Financial Statements (Unaudited).....................      F-17

         b) Pro Forma Financial Information

          The acquisition of Hartville Equestrian by the Company will be accounted for using the purchase method of accounting. Hartville Equestrian will be deemed the acquiror for accounting and financial reporting purposes. Because pro forma financial statements giving effect to the Exchange on a historical basis would be substantially identical to the financial statements of Hartville Equestrian, no pro forma financial statements are included herewith.


         c) Exhibits:

          2.1(1) Exchange Agreement

          3.1(1) Articles of Amendment to the Articles of Incorporation

(1) Previously filed with the Form 8-K filed on September 12, 2002.

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   HARTVILLE GROUP, INC.

     October 1, 2002
                                                   /s/ W. Russell Smith, III
                                                   -----------------------------
                                                       W. Russell Smith, III
                                                        President

TERANCE L. KELLEY
Certified Public Accountant                   3250 West Market Street Suite 307,
                                              Fairlawn, OH 44333



                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Hartville Group, Inc. and Subsidiaries
Canton, Ohio

I have audited the consolidated Balance Sheet of Hartville Group, Inc. and Subsidiaries (A Development Stage Company), as of December 31, 2001 and the related Consolidated Statements of Income, Consolidated Changes in Stockholders' Equity, and Consolidated Statement of Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on those financial statements based on my audits. The financial statements of Petsmarketing, Inc. (now know as Petsmarketing Insurance.com Agency, Inc.) as of December 31, 2000 were audited by other Independent Accountants whose opinion dated March 17, 2001 is reproduced in Footnote 8 to these financial statements. The financial statements of Hartville Insurance Company, LTD as of December 31, 2001 were audited by yet other Independent Accountants who report is also reproduced in Footnote 9.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Audits include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the December 31, 2001 financial statements referred to above, present fairly, in all material respects, the financial position of Hartville Group, Inc. and Subsidiaries as of December 31, 2001 and 2000 and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


Terance L. Kelley
February 7, 2002

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Balance Sheet
June 30, 2002 and December 31,2001

                                              Reviewed       Audited
                                              June 30,     December 31,
                                                2002          2001
                                              ---------     --------

                        ASSETS

Current Assets
       Cash                                   $ 855,851     $ 896,553
       Commissions receivable                    65,985        50,911
       Other receivables                         48,352        12,478
       Prepaid expenses                          18,553        32,862
                                                -------       ------

                    Total Current Assets        988,741       992,804

Fixed Assets
       Deferred policy acquisition costs        364,978       263,673
       Property and equipment                   181,316       140,996
                                               --------      -------
                                                546,294       404,669
       Less accumulated depreciation and
             amortization                      (142,710)      (92,161)
                                               ---------      --------

                                                403,584       312,508

Other Assets
       Licensing fees. Less accumulated
             amortization of $19,118             30,882        35,294
       Other non-current assets                 172,134       163,774
                                               --------      -------

                                                203,016       199,068
                                               --------      --------
                                      F-2

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Balance Sheet
December 31,

                                                                 2001                 2000
                                                                 ----                 ----
                                                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
        Accounts payable                                         $ 23,452             $ 46,127
        Accrued expenses                                           29,797                   50
        Premium deposits                                          189,675                    -
        Unearned commissions                                       30,062                    -
        Reserve for loss                                           14,000                    -
        Notes payable                                                   -              182,411
        Current portion of long-term debt                          8,877                    -
                                                                   ------                   -

              Total Current Liabilities                           295,863              228,588

Long-Term Debt                                                     4,127                    -
                                                                   ------                   -

              Total Liabilities                                   299,990              228,588

Stockholders' Equity
        Common stock, 50,000,000
              shares authorized: $.0001 par value;
              2,100,000 shares issued and
              outstanding                                           2,001                2,001
        Additional paid in capital                              1,523,413              508,327
        Deficit accumulated during development
              stage                                              (321,024)            (310,516)
                                                                 ---------            ---------

                                                               1,204,390              199,812
                                                               ----------             -------

              Total Liabilities and Stockholders' Equity     $ 1,504,380            $ 428,400
                                                             ============           =========

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Statement of Income
For the Year Ended December 31, 2001, for the period
From March 1, 2000 (Date of Inception) Through
December 31, 2000, and Since Inception


                                                                     Since
                                 2001             2000              Inception
                                 ----             ----              ---------

Commissions                   $ 599,499        $ 308,121            $ 907,620
Premiums                        637,749                -              637,749
                               --------         ---------             -------

                              1,237,248          308,121            1,545,369

Losses and expenses             382,649                -              382,649
Acquisition costs               216,092                -              216,092
General and administrative      649,736          448,202            1,097,938
                               --------         --------           ----------

                              1,248,477          448,202            1,696,679
                             ----------         --------           ----------

Operating loss                  (11,229)        (140,081)            (151,310)

Other income                        721           34,667               35,388

Other expense                         -          (205,052)           (205,052)
                              ----------        ---------          -----------

Loss before taxes               (10,508)        (310,466)            (320,974)

Provision for taxes                   -               50                   50
                              ----------        ---------          -----------

NET LOSS                      $ (10,508)      $ (310,516)          $ (321,024)
                              ==========      ===========          ===========


Net loss per common share     $      .01      $    (0.16)

Weighted average common shares
outstanding                    2,001,000       2,001,000

                 See accompanying notes to financial statements

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Statement of Stockholders' Equity
For the Period From March 1, 2000 (Date of Inception) through December 31, 2001


                                                                                 Additional         Total
                                        Common        Stock         Paid in      Accumulated     Stockholders'
                                        Shares       Amount         Capital       Deficit          Equity
                                        ------       ------         -------      -----------     -------------

Balance at March 1, 2000                      -            -              -              -                -
        Retroactive stock issued      2,001,000        2,001        508,327              -          510,328

         Net Loss                             -            -              -        (310,516)       (310,516)
                                      ---------     ---------      --------       ---------        ---------

Balance at December 31, 2000          2,001,000      $ 2,001      $ 508,327     $  (310,516)      $ 199,812

        Capital contributed 2001              -            -      1,015,086              -        1,015,086

        Net Loss                              -            -              -         (10,508)        (10,508)
                                      ---------     ---------     ---------       ----------     -----------

Balance December 31, 2001             2,001,000      $ 2,001    $ 1,523,413      $ (321,024)    $ 1,204,390
                                     ==========     ========      =========       ==========    ===========

                 See accompanying notes to financial statements

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2001, for the period From March 1, 2000 (Date of Inception) Through December 31, 2000, and Since Inception


                                                                                            Since
                                                               2001          2000         Inception
                                                               ----          ----         ---------

Cash flows from operating activities
       Net loss                                              $ (10,508)   $ (310,516)    $ (321,024)
       Adjustments to reconciliation net loss to net
            cash provided by operating activities
            Depreciation                                        31,027        17,944         48,971
            Amortization                                        52,014         5,882         57,896
            Decrease/(Increase) commissions receivable          86,489      (137,400)       (50,911)
            (Increase) Other receivables                       (12,478)            -        (12,478)
            (Increase) Prepaid expenses                        (29,976)       (2,886)       (32,862)
            (Increase) Licensing fees                                -       (50,000)       (50,000)
            Increase Accounts payable                          (22,675)       46,127         23,452
            Increase Accrued expenses                           29,747            50         29,797
            Increase Premium deposits                          189,675             -        189,675
            Increase Unearned deposits                          30,062             -         30,062
            Increase Reserve for losses                         14,000             -         14,000
                                                               -------      ---------        ------
Net Cash Provided by /(Used for ) Operating Activities         357,377      (430,799)       (73,422)

Cash Flows from Investing Activities
            Increase Deferred policy acquisition costs        (263,673)            -       (263,673)
            Increase Property and equipment                    (45,445)      (95,551)      (140,996)
            Increase Other non-current assets                   (5,891)     (157,883)      (163,774)
                                                                -------     ---------      ---------

Net Cash Used for Investing Activities                        (315,009)     (253,434)      (568,443)

Cash Flows from Financing Activities
            Proceeds from notes payable                         17,807       182,411        200,218
            Payment on notes payable                          (187,214)            -       (187,214)
            Issuance of Common stock                                 -         2,162          2,162
            Contributed capital                              1,015,086       508,166      1,523,252
                                                            ----------      --------      ---------

Net Cash Provided from Financing Activities                    845,679       692,739      1,538,418
                                                              --------      --------      ---------

Net Increase in Cash and Cash Equivalents                      888,047         8,506        896,553

Cash and Cash Equivalents - Beginning                            8,506             -              -

Cash and Cash Equivalents - Ending                           $ 896,553       $ 8,506      $ 896,553
                                                            ==========      ========      =========

                                      F-6
                 See accompanying notes to financial statements

                     HARTVILLE GROUP, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                December 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

Hartville Group, Inc. and Subsidiaries (the Company) are development stage companies as defined under Statements of Financial Accounting Standards No. 7. Hartville Group, Inc.was incorporated in the state of Nevada on February 1, 2001 as a holding company of Petsmarketing Insurance.com Agency, Inc., incorporated in the state of Ohio, which sells sickness and accident policies for domestic household pets, for Hartville Group, Inc. (see Note 8) and for Hartville Insurance Company, LTD, which was incorporated in the Cayman Islands on October 19, 2001 and holds a restricted class B Insurer's License under the law of the Cayman Islands.

Hartville Insurance Company LTD has taken a 35% (20% in 2002) quota share participation in the pet health insurance originated by Petsmarketing Insurance.com Agency, Inc. and insured by Clarendon National Insurance Company. The remaining 65% of risk (80% in 2002) is ceded to reinsurers. The policies have been issued on an occurrence basis with policy limits of $5,000 per occurrence with an annum aggregate of $13,000 for veterinarian's fees and $5,000 per animal for mortality.

The consolidated financial statements include the accounts of the Petsmarketing Insurance.com Agency, Inc., Hartville Group Inc., and Hartville Insurance Company, LTD, all wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Hartville Group, Inc. is a subsidiary of Petsmarking, Inc. which owns 2,000,000 of its 2,001,000 outstanding shares.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

                     HARTVILLE GROUP, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                December 31, 2001

        NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company accounts for income taxes under the provisions of Statements of Financial Accounting Standards No. 109 "Accounting for Income Taxes", which requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates. The Company has no differences between book and tax accounting.

Deferred Policy Acquisition Cost

Costs incurred in connection with policy acquisition have been capitalized and are amortized over the estimated life of the policies acquired. Management presently is amortizing these costs over 36 months. Total costs deferred at December 1, 2001 were $263,673 with accumulated amortization through that date of $43,189.

Property and Equipment

Property and equipment are carried at cost. Maintenance, repairs and renewals are expensed as incurred. Depreciation of property and equipment is provided for over their estimated useful lives, which range from three to seven years, using the straight-lined method.

Reserve for Losses

The Company has recognized a reserve for losses at December 31, 2001 to bring its loss ratio in line with management's anticipated amount. Actual losses in 2001 were less than anticipated.

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                     HARTVILLE GROUP, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                December 31, 2001


NOTE 2 - OTHER NONCURRENT ASSETS

Other noncurrent assets represent software costs associated with the development of the Company's computer system in the amount of $155,681. As of December 31, 2001, the software is still under development and has not been placed in service. Also included are insurance license costs of $7,428 and organization costs of $665.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment are summarized by major classifications as follows:

                                          2001               2000
                                          -----              ----

Furniture and fixtures                 $  3,360          $   2,749
Equipment                                81,690             47,058
Software                                 45,744             45,744
Leasehold Improvements                   10,202                 -0-
                                        --------           --------

                                        140,996             95,551

Less:  accumulated depreciation         (48,972)           (17,944)
                                       ---------           --------

                                       $ 92,024          $  77,607
                                       =========           ========


NOTE 4 - NOTE PAYABLE

Note Payable consists of the following:

         Note payable to a bank, $175,000.00 plus accrued
         interest of  7,411.00 at 12%, due June 1, 2001      $   182,411

This Note was paid on the due date in 2001

                     HARTVILLE GROUP, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                December 31, 2001

NOTE 5 - INCOME TAXES

The Company has a net operating loss of approximately $321,000 available for carryforward of up to twenty (20) years for federal purposes. Pursuant to Internal Revenue Code Section 382 and the regulations thereunder, the amounts of utilizable carryover may be limited as a result of ownership changes or even eliminated if business continuity requirements are not met. Net operating losses may be carried forward for fifteen consecutive tax years for the state of Ohio.

There were no temporary differences allowing no deferred tax liabilities to arise.

Components of Income Tax Expenses are as follows:

         CURRENT                       2001              2000
                                     --------           -------

                       Federal      $    -0-           $     -
                       States            -0-                50
                                     ---------         ---------

       Net provision/(benefit for
       income taxes                $     -0-           $    50
                                     =========         =========

NOTE 6 - COMMITMENTS

The Company's leasing operations consist principally of the leasing of office space under operating leases that expire in five years.

The following is a schedule, by years of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2001.

                Year ending December 31                          Amount
                       2002                                   $    26,000
                       2003                                        26,000
                       2004                                        26,000
                       2005                                         8,677
                                                                ----------

                       Total                                  $    86,667
                                                                ==========

Rental expense was approximately $28,744 and $18,291 for 2001 and 2000 respectively.

                     HARTVILLE GROUP, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                December 31, 2001


NOTE 7 - SUBSEQUENT EVENT

On February 1, 2002 Petsmarketing, Inc. transferred its entire interest in Petsmarketing Insurance.Com Agency, Inc. to Hartville Group, Inc. (A Nevada Corporation) in exchange for 1,500,000 shares of Hartville Group. Also at the same time Petsmarketing, Inc. transferred its entire interest in Hartville Insurance Company, LTD (A Cayman Island Corporation) to Hartville Group Inc. in exchange for 500,000 shares of Hartville Group. When the transfer was complete Petsmarketing, Inc. owned 2,000,000 of the 2,001,000 shares outstanding of Hartville Group, Inc., thereby making Hartville Group, Inc. a subsidiary of Petsmarketing, Inc.. Since there was no significant change in ownership the transaction was accounted for as similar to a pooling of interests with all assets and liabilities recorded at historical values. This transaction is included in the enclosed financial statements as if it took place on December 31, 2001.

NOTE 8 - PRIOR YEARS AUDITED FINANCIAL STATEMENTS

The December 31, 2000 Financial Statements were audited by other Accountants. Their report reads as follows:


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders of
Petsmarketing, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Petsmarketing, Inc. (a Development State Company) and its Subsidiary as of December 31, 2000, and the related consolidated statements of operations, stockholders' equity, and cash flows from March 1, 2000 (date of inception) through December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Petsmarketing, Inc. and Subsidiary at December 31, 2000, and the results of its operations and its cash flows from March 1, 2000, (date of inception) through December 31, 2000 in conformity with generally accepted accounting principles.



Irvine, California
March 17, 2001                                    Hoffski & Pisano, CPAs

NOTE 10 - AUDIT OF HARTVILLE INSURANCE COMPANY LTD

The December 31, 2001 Financial Statements of Hartville Insurance Company LTD were audited by other Accountants. Their report and the Financial Statements read as follows:

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Balance Sheet
June 30, 2002 and December 31,2001

                                              Reviewed       Audited
                                              June 30,     December 31,
                                                2002          2001
                                              ---------     --------

                        ASSETS

Current Assets
       Cash                                   $ 855,851     $ 896,553
       Commissions receivable                    65,985        50,911
       Other receivables                         48,352        12,478
       Prepaid expenses                          18,553        32,862
                                                -------       ------

                    Total Current Assets        988,741       992,804

Fixed Assets
       Deferred policy acquisition costs        364,978       263,673
       Property and equipment                   181,316       140,996
                                               --------      -------
                                                546,294       404,669
       Less accumulated depreciation and
             amortization                      (142,710)      (92,161)
                                               ---------      --------

                                                403,584       312,508

Other Assets
       Licensing fees. Less accumulated
             amortization of $19,118             30,882        35,294
       Other non-current assets                 172,134       163,774
                                               --------      -------

                                                203,016       199,068
                                               --------      --------

                                                        Reviewed      Audited
                                                        June 30,    December 31,
                                                          2002         2001
                                                        ---------   -----------

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Accounts payable                                 $ 42,523       $ 23,452
       Accrued expenses                                   51,158         29,797
       Premium deposits                                  238,282        189,675
       Unearned commissions                               17,747         30,062
       Reserve for loss                                                  14,000
       Due to fronting carrier                            51,311              -
       Current portion of long-term debt                  18,954          8,877
                                                         -------       --------
             Total Current Liabilities                   419,975        295,863

Long-Term Debt                                             9,615          4,127
                                                         -------       --------
             Total Liabilities                           429,590        299,990

Stockholders' Equity
       Common stock, 50,000,000
             shares authorized: $.001 par
             value; 3,011,244 shares
             issued and outstanding as of
             September 16, 2002
       Common stock, 50,000,000
             shares authorized: $.0001 par value;
             2,100,000 shares issued and
             outstanding through June 30, 2002             2,001          2,001


       Additional paid in capital                      1,523,413      1,523,413
       Deficit accumulated during development
             stage                                      (359,663)      (321,024)
                                                        ---------      ---------
                                                       1,165,751      1,204,390
                                                      ----------     ----------
      Total Liabilities and Stockholders' Equity     $ 1,595,341    $ 1,504,380
                                                     ===========    ===========

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Statement of Income
For the Six Months Ended June 30, 2002, for the Year
Ended December 31, 2001, and for the Period from
March 1, 2000 (Date of Inception) Through June 30, 2002


                                                Reviewed       Audited          Audited
                                                June 30,      December 31,       Since
                                                 2002          2001            Inception
                                               ---------     -----------      -----------

Commissions                                    $ 384,837      $ 599,499      $ 1,292,457
Premiums                                         466,962        637,749        1,104,711
                                                --------       --------        ---------

                                                 851,799      1,237,248        2,397,168

Losses and expenses                              345,490        382,649          728,139
Ceded costs                                      148,045        216,092          364,137
General and administrative                       434,771        649,736        1,532,709
                                                --------       --------        ---------

                                                 928,306      1,248,477        2,624,985
                                                --------     ----------        ---------

Operating loss                                   (76,507)       (11,229)        (227,817)

Other income                                      37,868            721           73,256

Other expense                                          -              -         (205,052)
                                                --------    -----------        ---------

Loss before taxes                                (38,639)       (10,508)        (359,613)

Provision for taxes                                    -              -               50
                                                --------    -----------        ---------

NET LOSS                                       $ (38,639)     $ (10,508)      $ (359,663)
                                               ==========     ==========      ===========


Net loss per common share                         ($0.02)        ($0.01)

Weighted average common shares outstanding     2,001,000      2,001,000


                 See accompanying notes to financial statements

Hartville Group, Inc. and Subsidiaries
(A Development Stage Company)
Consolidated Statement of Cash Flows
Six Months Ended June 30, 2002,
for the Year Ended December 31, 2001, and for the Period from March 1, 2000 (Date of Inception) Through June 30, 2002


                                                            Pro Forma         Reviewed         Audited        Audited
                                                          September 16,       June 30,      Decemeber 31,      Since
                                                              2002              2002            2001         Inception

Cash flows from operating activities
      Net loss                                             $ (118,285)     $ (118,285)      $ (10,508)    $ (439,309)
      Adjustments to reconciliation net loss to net
           cash provided by operating activities
           Depreciation                                        18,649          18,649          31,027         67,620
           Amortization                                        36,312          36,312          52,014         94,208
           (Increase)/decrease commissions receivable         (15,074)        (15,074)         86,489        (65,985)
           (Increase) Other receivables                       (35,874)        (35,874)        (12,478)       (48,352)
           Decrease/(increase) Prepaid expenses                14,309          14,309         (29,976)       (18,553)
           (Increase) Licensing fees                                -               -               -        (50,000)
           Increase Accounts payable                           19,071          19,071         (22,675)        42,523
           Increase Accrued expenses                           21,361          21,361          29,747         51,158
           Increase Premium deposits                           48,607          48,607         189,675        238,282
           (Decrease)/increase Unearned deposits              (12,315)        (12,315)         30,062         17,747
           (Decrease)/increase Due to fronting carrier        130,957         130,957               -        130,957
           (Decrease)/increase Reserve for losses             (14,000)        (14,000)         14,000              -
Net Cash Provided by /(Used for ) Operating Activities         93,718          93,718         357,377         20,296

Cash Flows from Investing Activities
           Increase Deferred policy acquisition costs        (101,305)       (101,305)       (263,673)      (364,978)
           Increase Property and equipment                    (40,320)        (40,320)        (45,445)      (181,316)
           Increase Other non-current assets                   (8,360)         (8,360)         (5,891)      (172,134)

Net Cash Used for Investing Activities                       (149,985)       (149,985)       (315,009)      (718,428)

Cash Flows from Financing Activities
           Proceeds from notes payable                         21,406          21,406          17,807        221,624
           Payment on notes payable                            (5,841)         (5,841)       (187,214)      (193,055)
           Issuance of Common stock                                 -               -               -          2,162
           Contributed capital                                      -               -       1,015,086      1,523,252

Net Cash Provided from Financing Activities                    15,565          15,565         845,679      1,553,983

Net Increase in Cash and Cash Equivalents                     (40,702)        (40,702)        888,047        855,851

Cash and Cash Equivalents - Beginning                         896,553         896,553           8,506              -

Cash and Cash Equivalents - Ending                         $  855,851       $ 855,851       $ 896,553      $ 855,851

                             HARTVILLE GROUP, INC.
                 NOTES TO INTERIM CONDENSED FINANCIAL STATEMENTS
                                  June 30, 2002


Note 1:Presentation

The condensed balance sheet of the Company as of June 30, 2002, the related condensed statements of operations for the six months ended June 30, 2002 and the statements of cash flows for the six months ended June 30, 2002 have been prepared by the Company without audit. In the opinion of management, the accompanying condensed financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly the Company's financial position and results of operations. The results of operations for the six months ended June 30, 2002 are not necessarily indicative of the results of operations for the full year or any other interim period.